EXHIBIT 99.1

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED DECEMBER 4, 2000



                                  [C-BASS LOGO]

                                  $162,386,000
                                  (APPROXIMATE)

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     Seller

                            LITTON LOAN SERVICING LP
                                    Servicer

                      RESIDENTIAL ASSET FUNDING CORPORATION
                                    Depositor


                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2000-CB4


                                   DISCLAIMER

Attached are preliminary Computational Materials describing the structure, collateral pool and certain aspects of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB4. These Computational Materials have been prepared by the Underwriters based on collateral information provided by Credit-Based Asset Servicing Securitization LLC ("C-BASS") for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither First Union Securities, Inc., Bear Stearns & Co., Inc., the Seller nor any of their respective affiliates make any representation as to the accuracy or completeness of any of the information set forth in the attached Computational Materials. This cover is not part of the Computational Materials.

A Registration Statement (including a base prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the Final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the Final Prospectus and Prospectus Supplement as of their publication dates.



                               [FIRST UNION LOGO]

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                              OFFERED CERTIFICATES:
                TO CALL:

------------------------------------------------------------------------------------------------
                                                                     Expected       Expected
                                               Est.    Est. Prin       Final       Legal Final
                Approximate      Coupon        WAL       Window     Distribution   Distribution
  Class            Size            Type       (yrs)      (mths)        Date            Date        Moody's        S&P         Fitch
------------------------------------------------------------------------------------------------------------------------------------
A-1F             34,490,000       Fixed        1.01       1 - 27      2/25/03         4/25/13        Aaa          AAA          AAA
A-2F             19,000,000       Fixed        3.96      27 - 80      7/25/07        11/25/31        Aaa          AAA          AAA
A-1A             82,039,000      Floating      2.52       1 - 90      5/25/08         2/25/30        Aaa          AAA          AAA
M-1              11,569,000       Fixed        4.99      41 - 90      5/25/08        11/25/31        Aa2           AA           AA
M-2               7,851,000       Fixed        4.89      39 - 90      5/25/08        11/25/31        A2            A             A
B-1               4,958,000       Fixed        4.85      37 - 90      5/25/08        11/25/31       Baa2          BBB          BBB
B-2               2,479,000       Fixed        4.76      37 - 90      5/25/08        11/25/31         -            -           BBB
------------------------------------------------------------------------------------------------------------------------------------

           TO MATURITY:

------------------------------------------------------------------------------------------------
                                                                     Expected       Expected
                                               Est.    Est. Prin       Final       Legal Final
                Approximate      Coupon        WAL       Window     Distribution   Distribution
  Class            Size            Type       (yrs)      (mths)        Date            Date        Moody's        S&P         Fitch
------------------------------------------------------------------------------------------------------------------------------------
A-1F             34,490,000       Fixed        1.01       1 - 27      2/25/03         4/25/13        Aaa          AAA          AAA
A-2F             19,000,000       Fixed        3.96      27 - 80      7/25/07        11/25/31        Aaa          AAA          AAA
A-1A             82,039,000      Floating      2.95       1 - 218     1/25/19         2/25/30        Aaa          AAA          AAA
M-1              11,569,000       Fixed        5.58      41 - 173     4/25/15        11/25/31        Aa2           AA           AA
M-2               7,851,000       Fixed        5.42      39 - 150     5/25/13        11/25/31        A2            A            A
B-1               4,958,000       Fixed        5.20      37 - 132    11/25/11        11/25/31       Baa2          BBB          BBB
B-2               2,479,000       Fixed        4.81      37 - 102     5/25/09        11/25/31         -            -           BBB
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NOTES:
------
(1)      If the optional clean-up call is not exercised by the Seller,  the margin on the Class A-1A  Certificates will double,  and the pass-through rate on the Class A-2F Certificates will increase by 50 bps per annum.
(2)      The pricing speed for Loan Group 1 is as follows: 12% CPR for Sub-group 1A and 21% CPR for Sub-group 1B.
(3)      The pricing  speed for Loan Group 2 is as follows:  months 1-10 3.5-35% CPR;  months  11-22  35%CPR;  months 23-25 50% CPR;
         months 26-34 35% CPR; months 35-37 50% CPR; and months 38+ 35% CPR.
(4)      The Class A-1F and A-2F Certificates are subject to a maximum rate equal to the lesser of (i) the Group 1 Net Funds Cap and
         (ii) the Pool Cap.  The Class A-1A  Certificates  are subject to a maximum  rate equal to the lesser of (i) the Group 2 Net
         Funds Cap and (ii) the Pool Cap. The Class M-1, Class M-2, Class B-1, and Class B-2  Certificates  are subject to a maximum rate equal to the Pool Cap.
(5)      The Class M-1, Class M-2, Class B-1, and Class B-2  Certificates are not expected to receive  principal  payments until the
         Stepdown Date.
(6)      Prior to the Stepdown Date,  Class M-1, Class M-2, Class B-1, and Class B-2 will receive  distributions  primarily from the mortgage loans in Loan Group 1. After the Stepdown Date,  Class M-1, Class M-2, Class B-1, and Class B-2 may, under certain circumstances, also receive distributions from the mortgage loans in Loan Group 2.
------------------------------------------------------------------------------------------------------------------------------------


                                       2
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS


TITLE OF SECURITIES:                   C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB4

SERVICER:                              Litton Loan Servicing LP, an affiliate of the Seller

SELLER:                                Credit-Based Asset Servicing and Securitization LLC ("C-BASS")

DEPOSITOR:                             Residential Asset Funding Corporation

TRUSTEE:                               The Chase Manhattan Bank

CUSTODIAN:                             Bank One Trust Company, NA

RATING AGENCIES:                       Moody's Investors Service. Inc. ("Moody's"), Standard and Poor's Rating Services
                                       ("S&P") and Fitch, Inc. ("Fitch")

UNDERWRITERS:                          First Union Securities, Inc. (Lead Underwriter)
                                       Bear Stearns & Co., Inc. (Co-Manager)

SETTLEMENT DATE:                       On or about December 13, 2000

DISTRIBUTION DATES:                    25th of each month,  or if such day is not a business  day, the next  succeeding business day, commencing December 26, 2000.

RECORD DATE:                           For the Offered Certificates (other than the Class A-1A Certificates),  the last business day in the month  preceding the applicable  Distribution  Date. For the
                                       Class A-1A  Certificates,  the Record Date is the  business  day  preceding  the applicable Distribution Date.

CUT-OFF DATE:                          The close of business on November 1, 2000

PAYMENT  DELAY:                        With   respect  to  the  Offered   Certificates   (other  than  the  Class  A-1A
                                       Certificates), 24 days and with respect to the A-1A Certificates, 0 days.

DAY COUNT:                             With   respect  to  the  Offered   Certificates   (other  than  the  Class  A-1A
                                       Certificates),   30/360  and  with  respect  to  the  Class  A-1A  Certificates,
                                       Actual/360.

SERVICING FEE:                         0.50% for Group 1 and Group 2 Mortgage Loans.

LENDER PAID MORTGAGE INSURANCE FEE:    35.70% of the  mortgage  loans in Group 1 and  51.11% of the  mortgage  loans in
                                       Group 2 are insured by a lender paid mortgage insurance policy.

SPECIAL SERVICING FEE:                 $150 for all loans that are 90 or more days  delinquent,  with the  exception of
                                       Re-Performing  Loans, payable monthly for eighteen consecutive months commencing in the first  month after the Cut-off  Date in which  payments on such  mortgage loans are 90 or more days  delinquent,  unless such  mortgage  loan becomes less than 90 days delinquent or is liquidated or repurchased.  The Special  Servicing
                                       Fee will be subordinate to cashflows to the Offered Certificates.



                                       3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

OPTIONAL CLEAN-UP CALL:                Any Distribution  Date on or after which the aggregate  principal balance of the mortgage loans declines to 10% or less of the aggregate  principal balance as of the Cut-off Date ("Cut-off Balance").

DENOMINATION:                          $25,000 and multiples of $1 in excess thereof.

SMMEA ELIGIBILITY:                     The Offered Certificates will NOT be SMMEA eligible.

ERISA ELIGIBILITY:                     The Senior Certificates may be ERISA eligible.

TAX STATUS:                            The Offered Certificates will be designated as regular interests in a REMIC and, as such,  will be treated as debt  instruments of a REMIC for federal income tax purposes.


SENIOR CERTIFICATES:                   Class A-1F, A-2F and Class A-1A Certificates.

SUBORDINATE CERTIFICATES:              Class M-1, Class M-2, Class B-1, and Class B-2 Certificates.

THE MORTGAGE LOAN POOL
----------------------

GROUP 1 MORTGAGE LOANS:                Consist of mortgage loans from Sub-group 1A and Sub-group 1B.

                                       SUB-GROUP  1A  consists  of  approximately  388  fixed-rate,   FHA/VA/FHAUN/VAUN
                                       mortgage   loans  with  an   aggregate   principal   balance  of   approximately
                                       $10,710,594.65.  28.60% of the mortgage loans are FHAUN mortgage loans, 1.99% of the  mortgage  loans are VAUN  mortgage  loans,  and 69.42% are FHA/VA  mortgage loans.

                                       SUB-GROUP 1B consists of  approximately  878 fixed-rate,  conventional  mortgage loans with an aggregate principal balance of approximately $72,528,613.35.

GROUP 2 MORTGAGE LOANS:                Consist of  approximately  718 adjustable  rate mortgage loans with an aggregate principal balance of approximately $82,038,828.61.

MORTGAGE POOL:                         o    The  collateral  information  presented  in these  Computational  Materials regarding the Mortgage Pool is as of the Cut-off Date.

                                       o    Consists of fixed and  adjustable-rate,  FHA insured,  VA  guaranteed,  FHA uninsured,  VA non-guaranteed,  and conventional closed-end mortgage loans, secured by 1st and 2nd lien,  level pay and balloon  mortgages on primarily
                                            1-4 family properties.

                                       o    The Group 1 Mortgage Loans and Group 2 Mortgage Loans consist of Performing
                                            Mortgage Loans,  Sub-Performing  Mortgage Loans and Re-Performing  Mortgage
                                            Loans. (Please see "Collateral Overview" for additional information.)

                                       o    For collateral statistics, please see "Description of the Collateral"


CREDIT ENHANCEMENT:                    CLASS A-1F, CLASS A-2F, AND CLASS A-1A CREDIT ENHANCEMENT
                                       ---------------------------------------------------------

                                       (1)  Excess cash.

                                       (2)  Subordination   of  Class  M-1,   Class  M-2,  Class  B-1,  and  Class  B-2
                                            Certificates,  totaling  [16.25%] of the original  mortgage loan amount and initial  overcollateralization  of [1.75%] of the  original  mortgage  loan amount.



                                       4
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                       CLASS M-1, CLASS M-2, CLASS B-1, AND CLASS B-2 CREDIT ENHANCEMENT
                                       -----------------------------------------------------------------

                                       (1)  Excess cash.

                                       (2)  Class  M-1  is  enhanced  by  [9.25%]  in  subordinate   certificates   and
                                            overcollateralization  initially equal to the requirement of [1.75%] of the original mortgage loan amount.

                                       (3)  Class  M-2  is  enhanced  by  [4.50%]  in  subordinate   certificates   and
                                            overcollateralization  initially equal to the requirement of [1.75%] of the original mortgage loan amount.

                                       (4)  Class  B-1  is  enhanced  by  [1.50%]  in  subordinate   certificates   and
                                            overcollateralization  initially equal to the requirement of [1.75%] of the original mortgage loan amount.

                                       (5)  Class B-2 is enhanced by  overcollateralization  initially equal to [1.75%]
                                            of the original mortgage loan amount.

OVERCOLLATERALIZATION:                 (1)  Before the Stepdown Date, the overcollateralization  requirement is [1.75%]
                                            of the original mortgage loan amount.

                                       (2)  On and after the Stepdown  Date, the  overcollateralization  requirement is the lower of [3.50%] of the  current  aggregate  mortgage  loan  amount and
                                            [1.75%] of the original mortgage loan amount.

                                       (3)  The  overcollateralization  requirement is subject to a floor of [0.50%] of the original mortgage loan amount.


MONTHLY SERVICER ADVANCES:             ACTUARIAL LOANS
                                       ---------------
                                       The Servicer is required to advance scheduled principal and interest (net of the
                                       Servicing Fee) for any delinquent  mortgage loan until such loan becomes an REO, but is not  required  to  make  any  advance  which  the  Servicer  deems  to be non-recoverable  or with  respect to  reduction  in the  monthly  payment due to bankruptcy  proceedings  or the  application of the Soldiers' and Sailors' Civil
                                       Relief Act of 1940, as amended (the "Relief Act").


                                       SIMPLE INTEREST LOANS
                                       ---------------------
                                       The Servicer is NOT required to advance scheduled principal and interest for any
                                       Simple  Interest  Loans.  Approximately  1.37% of the mortgage  loans are Simple
                                       Interest Loans.


PREPAYMENT INTEREST SHORTFALL:         For any  Distribution  Date,  an amount  equal to the  interest at the  mortgage interest rate for such mortgage loan (the "Mortgage  Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal  prepayment is applied and ending on the last day of the prior calendar month.


SERVICER OBLIGATIONS FOR PREPAYMENT    The Servicer will be obligated to pay, from its own funds,  Prepayment  Interest
INTEREST SHORTFALLS:                   Shortfalls  for any  prepayment  in full on an Actuarial  Loan,  but only to the extent  of 50% of its  Servicing  Fee for the  related  collection  period.  THE
                                       SERVICER WILL NOT COVER ANY PREPAYMENT  INTEREST  SHORTFALLS ON SIMPLE  INTEREST
                                       LOANS.




                                       5
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
                             ----------------------


INTEREST ACCRUAL:                      o    Interest  will  accrue on the Class A-1F and Class A-2F  Certificates  at a rate equal to the least of (i) the applicable  pass through rate,  (ii) the
                                            Group 1 Net Funds Cap, and (iii) the Pool Cap.

                                       o    Interest will accrue on the Class A-1A  Certificates at a rate equal to the least of (i) the applicable  pass through rate,  (ii) the Group 2 Net Funds
                                            Cap, and (iii) the Pool Cap.

                                       o    Interest will accrue on the Class M-1,  Class M-2, Class B-1, and Class B-2
                                            Certificates  at a rate  equal to the  lesser  of (i) the  applicable  pass through rate, and (ii) the Pool Cap.

                                       o    The pass-through  rate for the Class A-1A  Certificates is equal to 1 month
                                            LIBOR plus the applicable margin.

                                       o    For any Distribution Date, interest on the Offered Certificates (other than
                                            Class A-1A  Certificates)  accrues  during the calendar  month prior to the current Distribution Date on a 30/360 basis.

                                       o    For any Distribution Date, except for the first accrual period, interest on the Class A-1A Certificates  accrues from the last Distribution Date to the day preceding the current  Distribution  Date on an Actual/360  basis.  The first  accrual  period  for the Class A-1A  Certificates  will begin on the
                                            Closing Date and end on December 25, 2000.


STEP-UP COUPON RATE:                   If the optional clean-up call is not exercised by the Seller,  the margin on the
                                       Class A-1A Certificates will double, and the pass-through rate on the Class A-2F
                                       Certificates will increase by 50 bps per annum.


GROUP 1 NET FUNDS CAP:                 The Group 1 Net Funds Cap shall  equal the product of (x) the average of the Net
                                       Mortgage Interest Rates of the Group 1 Mortgage Loans,  weighted on the basis of the related mortgage loan balances as of the first day of the related Collection
                                       Period,  and (y) the  aggregate  principal  balance  of the  Group 1 and Group 2 mortgage  loans divided by the aggregate  Certificate  Principal  Balance of the
                                       Offered Certificates.


GROUP 2 NET FUNDS CAP:                 The Group 2 Net Funds Cap shall  equal the product of (x) the average of the Net
                                       Mortgage Interest Rates of the Group 2 Mortgage Loans,  weighted on the basis of the related mortgage loan balances as of the first day of the related Collection
                                       Period,  expressed on the basis of an assumed 360-day year and the actual number of days  elapsed  during  the  related  accrual  period,  and (y) the  aggregate principal  balance  of the Group 1 and Group 2  mortgage  loans  divided  by the aggregate Certificate Principal Balance of the Offered Certificates.


POOL CAP:                              The Pool Cap shall  equal the  product of (x) the  average  of the Net  Mortgage
                                       Interest Rates of the Mortgage Pool,  weighted on the basis of the mortgage loan balances  as of the  first day of the  related  collection  period,  and (y) the aggregate principal balance of the Group 1 and Group 2 mortgage loans divided by the aggregate certificate principal balance of the Offered Certificates


NET MORTGAGE INTEREST RATE:            The Net Mortgage Interest Rate for each mortgage loan is the applicable Mortgage
                                       Interest  Rate  less (i) the  Servicing  Fee  Rate,  (ii) the rate at which  the
                                       Trustee Fee accrues and (iii) the lender paid Mortgage Insurance Fee, if any.



                                       6
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS A-1A LIBOR CARRYOVER AMOUNT:     If on any  Distribution  Date,  the accrued  certificate  interest for the Class A-1A
                                       Certificates  is based on the Group 2 Net Funds  Cap or the Pool Cap,  the  excess of
                                       (i) the amount of interest the Class A-1A  Certificates  would have been  entitled to receive on such  Distribution  Date based on its applicable  pass-through  rate, over
                                       (ii)  the  amount  of  interest  the  Class  A-1A   Certificates   received  on  such
                                       Distribution  Date based on the Group 2 Net Funds Cap or the Pool Cap,  together with the unpaid  portion of any such excess from prior  Distribution  Dates (and  interest
                                       accrued  thereon  at  the  then  applicable   pass-through  rate  on  the  Class-A-1A
                                       Certificates) will be the Class A-1A LIBOR Carryover Amount.


PRIORITY OF INTEREST DISTRIBUTION:     On each  Distribution  Date,  based upon the  information  provided to it in the remittance report, the Trustee will distribute the Interest Remittance Amount in the following order of priority to the extent available:

                                       o    First, to the Trustee, the trustee fee;

                                       o    Second,  concurrently,  to the  Class  A-1F,  Class  A-2F  and  Class  A-1A
                                            Certificates,  pro rata, the applicable  accrued  certificate  interest for such Distribution Date;

                                       o    Third,  concurrently,  to  the  Class  A-1F,  Class  A-2F  and  Class  A-1A
                                            Certificates,  pro rata, the  applicable  Interest Carry Forward Amount for the Class A-1F, Class A-2F and Class A-1A Certificates, respectively;

                                       o    Fourth, to the Class M-1 Certificates, the interest that is accrued thereon for such Distribution Date;

                                       o    Fifth, to the Class M-2 Certificates,  the interest that is accrued thereon for such Distribution Date

                                       o    Sixth, to the Class B-1 Certificates,  the interest that is accrued thereon for such Distribution Date

                                       o    Seventh,  to the Class  B-2  Certificates,  the  interest  that is  accrued thereon for such Distribution Date; and

                                       o    Eighth,  the amount,  if any, of the interest  remaining after  application with  respect to the  priorities  set forth  above  which is defined as the
                                            Monthly  Excess  Interest  Amount  for such  Distribution  Date and will be applied as described below under "Monthly Excess Cashflow Allocation."


INTEREST REMITTANCE AMOUNT             The Interest  Remittance  Amount means, as of any  determination  date, the sum, without  duplication,  of (i) all interest collected or advanced with respect to the related collection period on the mortgage loans (less the servicing fee, the mortgage  insurance  premiums,  certain amounts  available for  reimbursement of advances and servicing  advances and certain other reimbursable  expenses,  (ii)
                                       all  compensating  interest the  servicer  paid on such  Distribution  Date with respect to the mortgage loans and (iii) the portion of any payment in connection with any substitution,  purchase price,  termination price, liquidation proceeds
                                       (net of certain  expenses)  or  insurance  proceeds  relating to  interest  with respect to the mortgage loans received during the related collection period.


INTEREST CARRY FORWARD AMOUNT:         The Interest  Carry Forward Amount means for any class of  Certificates  and any
                                       Distribution Date the sum of (a) the excess, if any, of the interest accrued for each such  Certificate  and any  Interest  Carry  Forward  Amount  for the prior
                                       Distribution  Date, over the amount in respect of interest actually  distributed on each class on such prior Distribution Date and (b) interest on such excess at the applicable  Pass-Through  Rate (x) with respect to the Offered  Certificates
                                       (other  than  the  Class  A-1A  Certificates)  on the  basis of a  360-day  year consisting  of twelve  30-day  months  and (y) with  respect  to the Class  A-1A
                                       Certificates,  on the basis of the actual number of days elapsed since the prior
                                       Distribution Date.


                                       7
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

SENIOR CERTIFICATES:                   Senior  Certificates  shall  mean the Class  A-1F,  Class  A-2F and  Class  A-1A
                                       Certificates.


PRINCIPAL PAYMENTS:                    Payments of  principal to the Senior  Certificates  are derived  primarily  from collections of principal on the related mortgage loan group.


PRINCIPAL DISTRIBUTION AMOUNT:         The sum of (i) all principal amounts collected or advanced on the mortgage loans during the related collection period or prepayment  period, as applicable,  less the amount,  if any, by which the  overcollateralization  amount for the Offered
                                       Certificates  exceeds  the  Targeted   Overcollateralization   Amount  for  such
                                       Distribution  Date and (ii)  the  Extra  Principal  Distribution  Amount.  Extra
                                       Principal  Distribution Amount means, as of any Distribution Date, the lesser of
                                       (x) the Monthly Excess  Interest Amount for such  Distribution  Date and (y) the overcollateralization deficiency for such Distribution Date.


SENIOR PRINCIPAL DISTRIBUTION          As to (a) any  Distribution  Date  prior  to the  Stepdown  Date or  during  the
AMOUNT ("SENIOR PDA"):                 continuation  of a  Trigger  Event,  the  lesser  of (1)  100% of the  Principal
                                       Distribution Amount and (2) the aggregate  certificate  principal balance of the
                                       Senior  Certificates,  and (b) any other Distribution Date the lesser of (i) the
                                       Principal Distribution Amount and (ii) an amount equal to the excess, if any, of
                                       (x) the  aggregate  certificate  principal  balance of the  Senior  Certificates immediately  prior to such  Distribution  Date  over (y) the  lesser  of (A) the product  of (i)  [64.00%]  and (ii) the pool  balance  as of the last day of the related  collection  period  and (B) the pool  balance as of the last day of the related  collection  period  minus the  product  of (i) [.50%] and (ii) the pool balance on the Cut-off Date.


GROUP 1 SENIOR PRINCIPAL               The Group 1 Senior Principal  Distribution  Amount ("Group 1 Senior PDA") equals
DISTRIBUTION AMOUNT:                   the lesser of (i) the Senior PDA multiplied by the Group 1 Principal  Percentage and (ii) the aggregate principal balance of the Class A-1F and A-2F Certificates as of the immediately prior Distribution Date.

                                       The "Group 1 Principal Percentage" equals the amount of principal collections on the Group 1  Mortgage  Loans for the  related  collection  period or  prepayment period, as applicable,  divided by the aggregate amount of principal collections on the Group 1 and Group 2 mortgage loans for such period.

                                       The "Group 1 Principal  Balance" is equal to the sum of the principal balance of the mortgage loans in Loan Group 1.


GROUP 2 SENIOR PRINCIPAL               The Group 2 Senior Principal  Distribution  Amount ("Group 2 Senior PDA") equals
DISTRIBUTION AMOUNT:                   the lesser of (i) the Senior PDA multiplied by the Group 2 Principal  Percentage and (ii) the aggregate  principal  balance of the Class A-1A  Certificates as of the immediately prior Distribution Date.

                                       The "Group 2 Principal Percentage" equals the amount of principal collections on the Group 2  Mortgage  Loans for the  related  collection  period or  prepayment period, as applicable,  divided by the aggregate amount of principal collections on the Group 1 and Group 2 mortgage loans for such period.

                                       The "Group 2 Principal  Balance" is equal to the sum of the principal balance of the mortgage loans in Loan Group 2.


                                       8
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS M-1, CLASS M-2, CLASS B-1,       On any  Distribution  Date prior to the Stepdown Date or during the continuation
AND CLASS B-2 PRINCIPAL                of a Trigger Event, any portion of the Principal  Distribution  Amount remaining
DISTRIBUTION AMOUNTS:                  after the Senior  Certificates  have been  reduced  to zero will be  distributed first to the  Class M-1  Certificates,  second,  to the Class M-2  Certificates, third, to the Class B-1 Certificates,  and fourth, to the Class B-2 Certificates in that sequential  order until their  respective  principal  balances have been reduced to zero.

                                       Class M-1 Principal  Distribution Amount means as of any Distribution Date on or after the  Stepdown  Date and as long as a Trigger  Event is not in effect,  the excess of (x) the sum of (i) the sum of the  Certificate  Principal  Balances of
                                       the Senior  Certificates  (after  taking into  account the payment of the Senior
                                       Principal   Distribution   Amount  on  such  Distribution  Date)  and  (ii)  the
                                       Certificate Principal Balance of the Class M-1 Certificates immediately prior to such  Distribution  Date  over  (y)  the  lesser  of  (A)  the  product  of  (i)
                                       approximately  [78.00%]  and  (ii) the  Pool  Balance  as of the last day of the related  Collection  Period  and (B) the Pool  Balance as of the last day of the related  Collection  Period  minus the  product of (i) [0.50%] and (ii) the Pool
                                       Balance on the Cut-off Date.

                                       Class M-2 Principal  Distribution Amount means as of any Distribution Date on or after the  Stepdown  Date and as long as a Trigger  Event is not in effect,  the excess of (x) the sum of (i) the sum of the  Certificate  Principal  Balances of
                                       the Senior  Certificates  (after  taking into  account the payment of the Senior
                                       Principal  Distribution  Amount on such Distribution Date), (ii) the Certificate
                                       Principal  Balance of the Class M-1 Certificates  (after taking into account the payment  of the Class M-1  Principal  Distribution  Amount on such  Distribution
                                       Date) and (iii) the Certificate  Principal Balance of the Class M-2 Certificates
                                       immediately  prior to such  Distribution  Date  over (y) the  lesser  of (A) the product of (i)  approximately  [87.50%] and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related  Collection  Period minus the product of (i) [0.50%] and (ii) the
                                       Pool Balance on the Cut-off Date.

                                       Class B-1 Principal  Distribution Amount means as of any Distribution Date on or after the  Stepdown  Date and as long as a Trigger  Event is not in effect,  the excess of (x) the sum of (i) the sum of the  Certificate  Principal  Balances of
                                       the Senior  Certificates  (after  taking into  account the payment of the Senior
                                       Principal  Distribution  Amount on such Distribution Date), (ii) the Certificate
                                       Principal  Balance of the Class M-1 Certificates  (after taking into account the payment  of the Class M-1  Principal  Distribution  Amount on such  Distribution
                                       Date),  (iii) the Certificate  Principal  Balance of the Class M-2  Certificates
                                       (after taking into account the payment of the Class M-2  Principal  Distribution
                                       Amount on such Distribution Date), and (iv) the Certificate Principal Balance of
                                       the Class B-1 Certificates  immediately prior to such Distribution Date over (y)
                                       the lesser of (A) the product of (i)  approximately  [93.50%]  and (ii) the Pool
                                       Balance  as of the last day of the  related  Collection  Period and (B) the Pool
                                       Balance as of the last day of the related Collection Period minus the product of
                                       (i) [0.50%] and (ii) the Pool Balance on the Cut-off Date.


                                       9
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                       Class B-2 Principal  Distribution Amount means as of any Distribution Date on or after the  Stepdown  Date and as long as a Trigger  Event is not in effect,  the excess of (x) the sum of (i) the sum of the  Certificate  Principal  Balances of
                                       the Senior  Certificates  (after  taking into  account the payment of the Senior
                                       Principal  Distribution  Amount on such Distribution Date), (ii) the Certificate
                                       Principal  Balance of the Class M-1 Certificates  (after taking into account the payment  of the Class M-1  Principal  Distribution  Amount on such  Distribution
                                       Date),  (iii) the Certificate  Principal  Balance of the Class M-2  Certificates
                                       (after taking into account the payment of the Class M-2  Principal  Distribution
                                       Amount on such Distribution Date), (iv) the Certificate Principal Balance of the
                                       Class B-1  Certificates  (after taking into account the payment of the Class B-1
                                       Principal   Distribution   Amount  on  such  Distribution  Date),  and  (v)  the
                                       Certificate Principal Balance of the Class B-2 Certificates immediately prior to such  Distribution  Date  over  (y)  the  lesser  of  (A)  the  product  of  (i)
                                       approximately  [96.50%]  and  (ii) the  Pool  Balance  as of the last day of the related  Collection  Period  and (B) the Pool  Balance as of the last day of the related  Collection  Period  minus the  product of (i) [0.50%] and (ii) the Pool
                                       Balance on the Cut-off Date.



PRIORITY OF PRINCIPAL DISTRIBUTION:    With  respect to each  Distribution  Date (a) on or after the Step Down Date and
                                       (b) as long as a Trigger  Event is not in effect,  the holders of all classes of
                                       Certificates  will be entitled to receive payment of principal,  in the order of priority and in the amounts set forth below:

                                       first, concurrently as follows:

                                       (i)  the  Group 1  Principal  Percentage  of the  lesser  of (x)  the  Principal
                                       Distribution Amount and (y) Senior PDA will be distributed sequentially,  to the
                                       Class A-1F Certificates and Class A-2F  Certificates,  in that order,  until the certificate  principal  balance of each such class has been  reduced to zero and then to the Class A-1A Certificates,  until the certificate principal balance of such class has been reduced to zero;

                                       (ii)  the  Group 2  Principal  Percentage  of the  lesser  of (x) the  Principal
                                       Distribution  Amount and (y) Senior  PDA will be  distributed  to the Class A-1A
                                       Certificates,  until the  certificate  principal  balance of such class has been reduced  to zero  and  then  sequentially  to the  Class  A-1F  and  Class  A-2F
                                       Certificates,  in that order,  until the certificate  principal  balance of each such class has been reduced to zero;

                                       second,  the lesser of (x) the excess of (i) the Principal  Distribution  Amount over (ii) the amount  distributed to the Senior  Certificates  in priority first above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates,  until the certificate principal balance thereof has been reduced to zero;

                                       third,  the lesser of (x) the excess of (i) the  Principal  Distribution  Amount over  (ii) the sum of the  amount  distributed  to the  Senior  Certificates  in priority first above and the amount  distributed to the Class M-1 Certificate in priority second above and (y) the Class M-2 Principal  Distribution  Amount will be distributed to the Class M-2  Certificates,  until the certificate  principal balance thereof has been reduced to zero;

                                       fourth,  the lesser of (x) the excess of (i) the Principal  Distribution  Amount over (ii) the sum of the amount distributed to the Senior Certificates  pursuant to priority first above,  the amount  distributed to the Class M-1  Certificates pursuant to priority  second above and the amount  distributed  to the Class M-2
                                       Certificates  pursuant to priority  third above and (y) the Class B-1  Principal
                                       Distribution Amount will be distributed to the Class B-1 Certificates, until the certificate balance thereof has been reduced to zero;

                                       fifth,  the lesser of (x) the excess of (i) the  Principal  Distribution  Amount over (ii) the sum of the amount distributed to the Senior Certificates  pursuant to priority first above,  the amount  distributed to the Class M-1  Certificates pursuant to  priority  second  above,  the amount  distributed  to the Class M-2
                                       Certificates  pursuant to priority third above and the amount distributed to the
                                       Class B-1  Certificates  pursuant to priority fourth above and (y) the Class B-2
                                       Principal Distribution Amount will be distributed to the Class B-2 Certificates, until the certificate balance thereof has been reduced to zero; and


                                       10
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                       Sixth,  any amount of the Principal  Distribution  Amount remaining after making all of the  distributions  in priority first,  second,  third,  fourth and fifth above will be included as part of the Monthly Excess Cashflow Amount and will be applied as described below under "Monthly Excess Cashflow Allocation."


MONTHLY EXCESS CASHFLOW                On any  Distribution  Date, the sum of the Monthly Excess Interest  Amount,  any
ALLOCATION                             overcollateralization   release   amount  and  any  portion  of  the   Principal
                                       Distribution   Amount   (without   duplication)    remaining   after   principal
                                       distributions  on the  Offered  Certificates  is the  "Monthly  Excess  Cashflow
                                       Amount,"  which is required to be applied in the following  order of priority on such Distribution Date:

                                       (i) to fund any  remaining  applicable  accrued  certificate  interest  for such
                                       Distribution  Date,  pro rata,  among the Class A-1F,  Class A-2F and Class A-1A
                                       Certificates;

                                       (ii) to fund the remaining  Interest  Carry  Forward  Amounts for the classes of
                                       Senior  Certificates,  if any,  pro rata,  among the Class A-1F,  Class A-2F and
                                       Class A1-A Certificates;

                                       (iii) to fund the Extra  Principal  Distribution  Amount  for such  Distribution
                                       Date;

                                       (iv) to fund any remaining  accrued  certificate  interest for such Distribution
                                       Date for the Class M-1 Certificates;

                                       (v) to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if
                                       any;

                                       (vi) to Class M-1, the amount of any  realized  losses  previously  allocated to such class;

                                       (vii) to fund any remaining accrued  certificate  interest for such Distribution
                                       Date for the Class M-2 Certificates;

                                       (viii) to fund the Interest Carry Forward Amount for the Class M-2 Certificates,
                                       if any;

                                       (ix) to Class M-2, the amount of any  realized  losses  previously  allocated to such class;

                                       (x) to fund any remaining  accrued  certificate  interest for such  Distribution
                                       Date for the Class B-1 Certificates;

                                       (xi) to fund the Interest Carry Forward  Amount for the Class B-1  Certificates,
                                       if any;

                                       (xii) to Class B-1, the amount of any realized  losses  previously  allocated to such class;

                                       (xiii) to fund any remaining accrued certificate  interest for such Distribution
                                       Date for the Class B-2 Certificates;

                                       (xiv) to fund the Interest Carry Forward Amount for the Class B-2  Certificates,
                                       if any;

                                       (xv) to Class B-2, the amount of any  realized  losses  previously  allocated to such class;

                                       (xvi) to fund the amount of any Class A-1A LIBOR Carryover Amount;

                                       (xvii) to pay any Special  Servicing  Fees for such  Distribution  Date or which remain unpaid from any previous Distribution Date; and

                                       (xviii) to fund distributions to the holders of the Class N, Class X and Class R
                                       Certificates, which are not being offered.

                                       11
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------
                CREDIT ENHANCEMENT - SENIOR/SUBORDINATE STRUCTURE
                -------------------------------------------------

OVERCOLLATERALIZATION:                 On any  Distribution  Date,  interest and principal  collections on the mortgage loans  in  excess  of  the  amount  required  to  make  interest  and  principal distributions on the Offered Certificates will be applied first to cover certain
                                       shortfalls    on   the   Senior    Certificates,    then   to    maintain    the
                                       overcollateralization for the Offered Certificates and finally, to cover certain shortfalls on the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.


SUBORDINATION:                         If  overcollateralization is insufficient to cover losses on any mortgage loans, those  losses will be applied by reducing  the  principal  balances of the Class
                                       M-1,  Class  M-2,  Class B-1 and Class B-2  Certificates,  in  reverse  order of seniority.


CROSS-COLLATERALIZATION:               o    Interest  collections  on the Group 1 mortgage  loans will be  available to cover certain shortfalls on the Class A-1A Certificates.

                                       o    Interest  collections  on the Group 2 mortgage  loans will be  available to cover certain shortfalls on the Class A-1F and Class A-2F Certificates.

                                       o    Excess   interest   from  both  groups   will  be  used  to  maintain   the
                                            overcollateralization.


TARGETED OVERCOLLATERALIZATION         Prior to the Stepdown Date,  [1.75%] of the aggregate  initial principal balance
AMOUNT:                                of the mortgage loans. On and after the Stepdown Date, the lesser of (i) [1.75%]
                                       of the aggregate  initial  principal  balance of the mortgage loans and (ii) the greater of (A) [3.50%] of the aggregate  principal balance of the mortgage loans as of the last  date of the  related  collection  period of (B)  [0.50%]  of the aggregate initial principal balance of the mortgage loans.


CREDIT SUPPORT PERCENTAGE:                    Initial Credit Support                 After Stepdown Date
                                              ----------------------                 -------------------
                                           Class                  Percent         Class                 Percent
                                           -----                  -------         -----                 -------
                                           A-1F, A-2F, A-1A      [18.00%]         A-1F, A-2F, A-1A     [36.00%]
                                           M-1                   [11.00%]         M-1                  [22.00%]
                                           M-2                   [6.25%]          M-2                  [12.50%]
                                           B-1                   [3.25%]          B-1                  [6.50%]
                                           B-2                   [1.75%]          B-2                  [3.50%]

STEPDOWN DATE:                         The later to occur of (i) the earlier to occur of (A) the  Distribution  Date in
                                       December 2003 and (B) the Distribution  Date on which the aggregate  Certificate
                                       Principal  Balance of the Senior  Certificates  is reduced to zero, and (ii) the first  Distribution Date on which the Senior  Enhancement  Percentage is greater than or equal to the Senior Specified Enhancement Percentage.


SENIOR ENHANCEMENT PERCENTAGE          The Senior  Enhancement  Percentage for any Distribution  Date is the percentage obtained  by dividing  (x) the sum of (i) the  aggregate  Certificate  Principal
                                       Balance of the Class M-1,  Class M-2, Class B-1 and Class B-2  Certificates  and
                                       (ii) the  Overcollateralization  Amount, in each case before taking into account the distribution of the Principal  Distribution Amount on such Distribution Date by (y) the aggregate  principal balance of the mortgage loans as of the last day of the related collection period.


SENIOR SPECIFIED ENHANCEMENT           The Senior Specified Enhancement Percentage on any date of determination thereof
PERCENTAGE                             means approximately 36.00%


                                       12
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

TRIGGER EVENT:                         Is in  effect  on a  Distribution  Date  if any  one or  more  of the  following conditions exist as of the last day of the related collection period:

                                       (a)  The Rolling Six Month 60+ Delinquent  Percentage equals or exceeds [45.00%]
                                            of the Senior  Enhancement  Percentage;  provided,  that if the certificate principal  balance of the Senior  Certificates  has been reduced to zero, a
                                            Trigger Event will have occurred if the  six-month  rolling  average of the
                                            60+ Day Delinquent Loans equals or exceeds [16.20%]; or

                                       (b)  The aggregate  amount of realized  losses  incurred  since the Cut-off Date through  the last day of such  related  collection  period  divided  by the initial  principal  balance of the mortgage  loans  exceeds the  applicable percentages set forth below with respect to such Distribution Date:


                                       Distribution Date                               Percentage
                                       -----------------                               ----------
                                       December 25, 2003 to November 25, 2004          [2.75%]
                                       December 25, 2004 to November 25, 2005          [3.50%]
                                       December 25, 2005 to November 25, 2006          [4.00%]
                                       December 25, 2006 and thereafter                [4.50%]

60+ DAY DELINQUENT LOAN:               Each mortgage loan with respect to which any portion of the monthly  payment is, as of the last day of the prior collection  period,  two months or more past due
                                       (other than a  Re-Performing  60+ Day  Delinquent  Loan),  each mortgage loan in foreclosure, all REO Property and each mortgage loan for which the mortgagor has filed for bankruptcy  after the Settlement  Date. Any mortgage loan which,  on a
                                       3-month  rolling  average basis,  has made its scheduled  principal and interest payments, will not be considered to be a 60+ Day Delinquent Loan.


RE-PERFORMING 60+ DAY                  Each mortgage loan with respect to which, as of any date of  determination,  (x)
DELINQUENT LOAN                        any portion of a monthly payment is, as of the last day of the prior  collection period,  two months or more past due and (y) with respect to which the mortgagor has made three monthly  payments within the three calendar months preceding such date of determination. To the extent that, as of any date of determination, more than 20.00% of the mortgage loans (measured by scheduled  principal balance) are
                                       Re-performing  60+ Day Delinquent  Loans, the  Re-performing  60+ Day Delinquent
                                       Loans constituting such excess shall be deemed to be 60+ Day Delinquent Loans.


ROLLING SIX MONTH 60+ DAY              With respect to any Distribution Date, the average of the percentage equivalents
DELINQUENT PERCENTAGE:                 of the fractions determined for each of the six immediately preceding collection periods,  the  numerator  of each of which is equal to the  aggregate  principal balance of mortgage loans that are 60+ Day Delinquent Loans as of the end of the day  immediately  preceding  the end of each  such  collection  period,  and the denominator of which is the aggregate mortgage loan balance as of the end of the related collection period.



                                       13
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------
                               COLLATERAL OVERVIEW
                               -------------------

The mortgage  pool will consist of two loan groups,  Loan Group 1 and Loan Group
2. Loan Group 1 will consist of two Sub-groups (Sub-group 1A and Sub-group 1B). The mortgage loans in Sub-group 1A are fixed rate, FHA insured, VA guaranteed FHA uninsured ("FHAUN"), VA non-guaranteed ("VAUN") and first lien mortgage loans. The mortgage loans in Sub-group 1B are fixed rate, conventional, one- to four-family, first and second lien mortgage loans. The mortgage loans in Loan Group 2 are adjustable rate, one- to four-family, first lien mortgage loans. Each of Sub-group 1A, Sub-group 1B and Loan Group 2 consists of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans.

PERFORMING MORTGAGE LOANS
-------------------------
A "Performing Mortgage Loan" is a mortgage loan (which might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days delinquent.

A mortgage loan is "Delinquent," if the scheduled monthly payment of principal and interest on such mortgage loan which is payable by the related mortgagor under the related mortgage note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such mortgage loan. Thus, a mortgage loan for which the mortgagor failed to make the monthly payment on October 1, 2000 will be reported as Delinquent as of the close of business on November 1, 2000 if the payment is not made by such time.

RE-PERFORMING MORTGAGE LOAN
---------------------------
A "Re-Performing Mortgage Loan" is a mortgage loan (that might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) which had defaulted in the past and which is currently at least 90 days delinquent with respect to certain regular scheduled payments but which satisfies one of the following criteria (the "Re-Performance Test"):
                  (i) the mortgagor has made at least three aggregate regular scheduled payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to August 1,
                           2000), or
                  (ii) the mortgagor has made at least four aggregate regular scheduled payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to July 1, 2000), or
                  (iii) the mortgagor has made at least five aggregate regular scheduled payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to June 1, 2000).

SUB-PERFORMING MORTGAGE LOAN
----------------------------
A "Sub-Performing Mortgage Loan" is a mortgage loan pursuant to which a payment due prior to the Cut-off Date under the terms of the related mortgage note (or any modification thereto), is at least 30 but not more than 89 days delinquent. Certain Sub-Performing Mortgage Loans have been modified in writing and are also characterized as follows:
                  (i) "Forbearance Plan Mortgage Loan" is a mortgage loan in which the related mortgagor must make monthly payments ("Modified Scheduled Payments") in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such mortgage loan's original amortization schedule ("Regular Scheduled Payments") plus (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date plus the aggregate amount of tax and insurance advances made with respect to such mortgage loan to the extent remaining outstanding as of the Cut-off Date.

                  (ii) "Bankruptcy Plan Mortgage Loan" is a mortgage loan in which the related mortgagor defaulted and, after default, became the subject of a case under Title 11 of the United States Code (the "Bankruptcy Code") and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make Modified Scheduled Payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.



                                       14
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ARREARAGE
---------
With respect to certain Delinquent mortgage loans, the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date, together with any outstanding servicing advances on such mortgage loans, is referred to as the "Arrearage." The Servicer has previously made advances in respect of the Arrearages. Any Arrearage shall not be included as part of the Trust Fund and, accordingly, payments with respect to Arrearage will not be payable to the Certificateholders as and when received. However, the Servicer shall be required to make servicing advances on Delinquent mortgage loans and make advances of delinquent payments of principal and interest on Delinquent mortgage loans (other than Simple Interest Mortgage Loans or REO Properties), each to the extent such advances are deemed recoverable, until such mortgage loans become current.

FHA MORTGAGE LOANS
------------------
The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

VA MORTGAGE LOANS
-----------------
The VA Mortgage Loans will be partially guaranteed by The United States Department of Veterans Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended. The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has a current mortgage loan limit of $203,000, requires no down payment from the purchaser and permits the guarantee of mortgage loans of generally up to 30 years' duration. However, no VA Mortgage Loan will have an original principal amount greater than five times the amount of the related guarantee.

FHAUN MORTGAGE LOANS
--------------------
The FHAUN Mortgage Loans were originated using FHA documents, but for various reasons, are not covered by FHA insurance. The Seller acquired the FHAUN Mortgage Loans without FHA insurance in effect.

VAUN MORTGAGE LOANS
-------------------
The VAUN Mortgage Loans were originated using VA documents, but for various reasons, are not covered by a VA guarantee. The Seller acquired the VAUN Mortgage Loans without a VA guarantee in effect.




                                       15
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGE LOAN CHARACTERISTICS

LOAN GROUP 1: SUB-GROUP 1A AND SUB-GROUP 1B
-------------------------------------------

The following summarizes the characteristics of the mortgage loans (percentages are based on the aggregate principal balances as of November 1, 2000). The characteristics of the mortgage moans in the Prospectus Supplement will supersede the descriptions of the characteristics below.

Aggregate Unpaid Principal Balance:                       $83,239,208.00
Aggregate Original Principal Balance:                     $91,444,075.07

Wtd. Avg. Gross Coupon:                                            9.823%
Gross Coupon Range:                                      3.000% - 18.000%

Average Principal Balance:                                    $65,749.77
Principal Balance Range:                           $275.85 - $864,064.15
Average Original Principal Balance:                           $72,230.71
Original Principal Balance Range:                $8,900.00 - $865,000.00

Wtd. Avg. Remaining Term:                                     266 months
Remaining Term Range:                                     2 - 359 months
Wtd. Avg. Seasoning:                                           40 months
Seasoning Range:                                          1 - 411 months
Wtd. Avg. CLTV:                                                   83.755%
CLTV Range:                                             3.594% - 234.127%(1)
Wtd. Avg. Net Coupon:                                              9.547%

Loans with Prepayment Penalties:                                   22.09%
Percentage of Second Lien Loans:                                    0.35%
Percentage of Simple Interest Loans:                                2.62%
Percentage of Loans with
   Lender Paid Mortgage Insurance:                                 35.70%
Percentage of FHA Insured Loans:                                    7.38%
Percentage of FHAUN Loans:                                          3.68%
Percentage of VA Guaranteed Loans:                                  1.55%
Percentage of VAUN Loans:                                           0.26%
Percentage of Subprime Loans:                                      58.98%
Percentage of Performing Loans:                                    82.00%
Percentage of Seller Financed Loans:                               11.82%

Percentage of Sub-Performing Loans:                                12.72%
   Sub-Performing with Forbearance Plan:                            0.55%
   Sub-Performing with Bankruptcy Plan:                             0.94%
Percentage of Re-Performing Loans:                                  5.28%
   Re-Performing with Forbearance Plan:                             1.39%
   Re-Performing with Bankruptcy Plan:                              2.32%
Percentage of Delinquent Loans:                                    12.72%
   30-59 Days Delinquent:                                           8.14%
   60-89 Days Delinquent:                                           4.58%

Maximum ZIP Code Concentration (%):                                 1.03%
Maximum ZIP Code Concentration (ZIP):                              75034


                                       16
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

Geographic Concentration (Top 4 States):
New York                                                           21.78%
California                                                         13.86%
Florida                                                             8.01%
Texas                                                               7.91%

(1) The loan with a CLTV of 243.127% is being re-examined. The maximum CLTV will not be greater than 125.000% in the event that this loan is removed from the mortgage pool.



                                       17
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGE LOAN CHARACTERISTICS

SUB-GROUP 1A - FHA/VA/FHAUN/VAUN

The following summarizes the characteristics of the mortgage loans (percentages are based on the aggregate principal balances as of November 1, 2000). The characteristics of the mortgage loans in the Prospectus Supplement will supersede the descriptions of the characteristics below.

Aggregate Unpaid Principal Balance:                       $10,710,594.65
Aggregate Original Principal Balance:                     $15,750,092.31

Wtd. Avg. Gross Coupon:                                            8.198%
Gross Coupon Range:                                      5.000% - 16.500%

Average Principal Balance:                                    $27,604.63
Principal Balance Range:                           $275.85 - $249,595.92
Average Original Principal Balance:                           $40,593.02
Original Principal Balance Range:                $8,900.00 - $252,400.00

Wtd. Avg. Remaining Term:                                     270 months
Remaining Term Range:                                     2 - 359 months
Wtd. Avg. Seasoning:                                           83 months
Seasoning Range:                                          1 - 411 months
Wtd. Avg. CLTV:                                                   99.716%
CLTV Range:                                            51.700% - 234.127% (1)
Wtd. Avg. Net Coupon:                                              8.198%

Loans with Prepayment Penalties:                                    0.00%
Percentage of Second Lien Loans:                                    0.00%
Percentage of Simple Interest Loans:                                0.00%
Percentage of Loans with
   Lender Paid Mortgage Insurance:                                  0.00%
Percentage of FHA Insured Loans:                                   57.36%
Percentage of FHAUN Loans:                                         28.60%
Percentage of VA Guaranteed Loans:                                 12.06%
Percentage of VAUN Loans:                                           1.99%
Percentage of Subprime Loans:                                       0.00%
Percentage of Performing Loans:                                    61.79%
Percentage of Seller Financed Loans:                                0.00%

Percentage of Sub-Performing Loans:                                30.32%
   Sub-Performing with Forbearance Plan:                            0.61%
   Sub-Performing with Bankruptcy Plan:                             3.82%
Percentage of Re-Performing Loans:                                  7.90%
   Re-Performing with Forbearance Plan:                             4.14%
   Re-Performing with Bankruptcy Plans:                             0.00%
Percentage of Delinquent Loans:                                    30.32%
   30-59 Days Delinquent:                                          18.35%
   60-89 Days Delinquent:                                          11.97%

Maximum ZIP Code Concentration (%):                                 3.13%
Maximum ZIP Code Concentration (ZIP):                              10469



                                       18
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

Geographic Concentration (Top 4 States):
Florida                                                            15.47%
New York                                                           10.66%
Ohio                                                                8.24%
Pennsylvania                                                        8.04%



(1) The loan with a CLTV of 243.127% is being re-examined. The maximum CLTV will not be greater than 125.000% in the event that this loan is removed from the mortgage pool.




                                       19
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGE LOAN CHARACTERISTICS

SUB-GROUP 1B - FIXED-RATE, NON-FHA/VA/FHAUN/VAUN

The following summarizes the characteristics of the mortgage loans (percentages are based on the aggregate principal balances as of November 1, 2000). The characteristics of the mortgage loans in the Prospectus Supplement will supersede the descriptions of the characteristics below.

Aggregate Unpaid Principal Balance:                       $72,528,613.35
Aggregate Original Principal Balance:                     $75,693,982.76

Wtd. Avg. Gross Coupon:                                           10.063%
Gross Coupon Range:                                      3.000% - 18.000%

Average Principal Balance:                                    $82,606.62
Principal Balance Range:                         $9,816.53 - $864,064.15
Average Original Principal Balance:                           $86,211.83
Original Principal Balance Range:               $11,808.28 - $865,000.00

Wtd. Avg. Remaining Term:                                     265 months
Remaining Term Range:                                     8 - 358 months
Wtd. Avg. Seasoning:                                           33 months
Seasoning Range:                                          2 - 353 months
Wtd. Avg. CLTV:                                                   81.398%
CLTV Range:                                             3.594% - 122.440%
Wtd. Avg. Net Coupon:                                              9.747%

Loans with Prepayment Penalties:                                   25.35%
Percentage of Second Lien Loans:                                    0.41%
Percentage of Simple Interest Loans:                                3.01%
Percentage of Loans with
   Lender Paid Mortgage Insurance:                                 35.70%
Percentage of FHA Insured Loans:                                    0.00%
Percentage of FHAUN Loans:                                          0.00%
Percentage of VA Guaranteed Loans:                                  0.00%
Percentage of VAUN Loans:                                           0.00%
Percentage of Subprime Loans:                                      67.69%
Percentage of Performing Loans:                                    84.99%
Percentage of Seller Financed Loans:                               13.56%

Percentage of Sub-Performing Loans:                                10.12%
   Sub-Performing with Forbearance Plan:                            0.54%
   Sub-Performing with Bankruptcy Plan:                             0.51%
Percentage of Re-Performing Loans:                                  4.89%
   Re-Performing with Forbearance Plan:                             0.98%
   Re-Performing with Bankruptcy Plan:                              2.66%
Percentage of Delinquent Loans:                                    10.12%
   30-59 Days Delinquent:                                           6.63%
   60-89 Days Delinquent:                                           3.49%

Maximum ZIP Code Concentration (%)                                  1.19%
Maximum ZIP Code Concentration (ZIP)                               75034


                                       20
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

Geographic Concentration (Top 4 States):
New York                                                           23.43%
California                                                         14.98%
Texas                                                               8.32%
Florida                                                             6.91%




                                       21
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------
MORTGAGE LOAN CHARACTERISTICS

LOAN GROUP 2 - ARMS
-------------------

The following summarizes the characteristics of the mortgage loans (percentages are based on the aggregate principal balances as of November 1, 2000). The characteristics of the mortgage loans in the Prospectus Supplement will supersede the descriptions of the characteristics below.

Aggregate Unpaid Principal Balance:                         $82,038,828.61
Aggregate Original Principal Balance:                       $83,236,289.02

Wtd. Avg. Gross Coupon:                                             10.728%
Gross Coupon Range:                                        6.500% - 16.500%

Wtd. Avg. Gross Margin:                                              6.025%
   Gross Margin Range:                                      2.000% - 9.750%
Wtd. Avg. Life Cap (Gross):                                         16.822%
   Gross Life Cap Range:                                  10.000% - 21.500%
Wtd. Avg. Life Floor (Gross):                                        7.633%
   Gross Life Floor Range:                                 0.000% - 14.880%
Average Principal Balance:                                     $114,260.21
   Principal Balance Range:                       $13,533.57 - $633,602.96
Average Original Principal Balance:                            $115,927.98
   Original Principal Balance Range:              $14,000.00 - $650,000.00

Wtd. Avg. Remaining Term:                                       338 months
   Remaining Term Range:                                  109 - 357 months
Wtd. Avg. Seasoning:                                             19 months
   Seasoning Range:                                         3 - 204 months
Wtd. Avg. CLTV:                                                     79.269%
   CLTV Range:                                           17.778% - 117.209%
Wtd. Avg. Net Coupon:                                               10.263%

Wtd. Avg. Periodic Interest Cap:                                     1.308% (1)
   Periodic Interest Cap Range:                             0.000% - 2.000% (1)
Wtd. Avg. Months to Interest Roll:                               16 months
   Months to Interest Roll Range:                            0 - 72 months
Wtd. Avg. Interest Roll Frequency:                                6 months
   Interest Roll Frequency Range:                            6 - 36 months
Wtd. Avg. Initial Rate Cap:                                          1.681% (2)
   Initial Rate Cap Range:                                  0.000% - 6.000% (2)

Index
   Six - Month LIBOR:                                                92.49%
   1-YR CMT:                                                          7.39%
   Other:                                                             0.13%

Mortgage Interest Rates by Index
   Six-Month LIBOR:                                                  10.94%
   1-YR CMT:                                                          8.09%
   Other:                                                             8.75%



                                       22
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

Gross Margin by Index
   Six-Month LIBOR:                                                        6.29%
   1-YR CMT:                                                               2.83%
   Other:                                                                  2.50%

Loans with Prepayment Penalties:                                          68.02%
Percentage of Second Lien Loans:                                           0.00%
Percentage of Simple Interest Loans:                                       0.09%
Percentage of Loans with
   Lender Paid Mortgage Insurance:                                        51.11%
Percentage of FHA Insured Loans:                                           1.52%
Percentage of FHAUN Loans:                                                 0.49%
Percentage of VA Guaranteed Loans:                                         0.21%
Percentage of VAUN Loans:                                                  0.00%
Percentage of Subprime Loans:                                             97.22%
Percentage of Performing Loans:                                           85.54%
Percentage of Seller Financed Loans:                                       0.00%

Percentage of Sub-Performing Loans:                                       11.53%
   Sub-Performing with Forbearance Plan:                                   0.43%
   Sub-Performing with Bankruptcy Plan:                                    0.10%
Percentage of Re-Performing Loans:                                         2.94%
   Re-Performing with Forbearance Plan:                                    0.90%
   Re-Performing with Bankruptcy Plan:                                     1.41%
Percentage of Delinquent Loans:                                           11.53%
   30-59 Days Delinquent:                                                  9.04%
   60-89 Days Delinquent:                                                  2.48%

Maximum ZIP Code Concentration (%)                                         1.15%
Maximum ZIP Code Concentration (ZIP)                                      10504

Geographic concentration (Top 4 States):
California                                                                30.85%
Illinois                                                                   5.86%
Colorado                                                                   5.50%
Michigan                                                                   5.24%



(1)  Values exclude 1 loan with periodic rate cap equal to zero.
(2)  Values exclude 3 loans with initial rate cap equal to zero.



                                       23
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL

                                  LOAN GROUP 1
GROSS MORTGAGE INTEREST RATE

                                                              % OF CUT-OFF DATE
                        NUMBER OF MORTGAGE  AGGREGATE UNPAID  AGGREGATE PRINCIPAL
     RANGE                   LOANS         PRINCIPAL BALANCE       BALANCE
 2.501 -  3.000                    1            44,561.87           0.05
 4.501 -  5.000                    1           132,295.55           0.16
 5.501 -  6.000                   15           688,004.73           0.83
 6.001 -  6.500                    5           342,092.60           0.41
 6.501 -  7.000                  171         2,408,663.32           2.89
 7.001 -  7.500                   36         3,459,048.37           4.16
 7.501 -  8.000                   95         5,172,334.00           6.21
 8.001 -  8.250                   27         1,744,216.70           2.10
 8.251 -  8.500                  111         4,196,116.11           5.04
 8.501 -  8.750                   30         2,542,320.10           3.05
 8.751 -  9.000                   61         5,899,685.31           7.09
 9.001 -  9.250                   30         3,586,708.86           4.31
 9.251 -  9.500                   68         7,279,795.20           8.75
 9.501 -  9.750                   29         2,841,036.29           3.41
 9.751 - 10.000                  118         9,418,621.88          11.32
10.001 - 10.250                   35         3,616,121.84           4.34
10.251 - 10.500                   75         7,339,866.50           8.82
10.501 - 10.750                   39         3,238,543.22           3.89
10.751 - 11.000                   61         5,298,157.83           6.36
11.001 - 11.250                   24         1,643,375.47           1.97
11.251 - 11.500                   33         2,077,798.39           2.50
11.501 - 11.750                   19         1,067,119.40           1.28
11.751 - 12.000                   48         2,651,588.59           3.19
12.001 - 12.250                   16         1,034,857.04           1.24
12.251 - 12.500                   23         1,319,421.82           1.59
12.501 - 12.750                   10           488,562.92           0.59
12.751 - 13.000                   18           781,115.15           0.94
13.001 - 13.250                   11           450,253.53           0.54
13.251 - 13.500                    9           272,868.38           0.33
13.501 - 13.750                    7           418,609.55           0.50
13.751 - 14.000                   14           861,153.09           1.03
14.001 - 14.250                    5           227,165.35           0.27
14.251 - 14.500                    3            81,648.07           0.10
14.501 - 14.750                    2            98,554.75           0.12
14.751 - 15.000                    5           199,075.04           0.24
15.001 - 15.250                    1            41,924.10           0.05
15.251 - 15.500                    5           142,887.69           0.17
15.501 - 15.750                    1            64,566.99           0.08
15.751 - 16.000                    1            37,389.26           0.04
16.251 - 16.500                    2            16,181.60           0.02
17.751 - 18.000                    1            14,901.54           0.02
--------------------------------------------------------------------------------
                               1,266        83,239,208.00         100.00



                                       24
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ORIGINAL TERM

                                                                % OF CUT-OFF DATE
                       NUMBER OF MORTGAGE   AGGREGATE UNPAID   AGGREGATE PRINCIPAL
  RANGE                      LOANS         PRINCIPAL BALANCE         BALANCE
 25 -  36                           2         63,192.54                0.08
 37 -  48                           1         12,144.55                0.01
 49 -  60                           2         24,935.71                0.03
 61 -  72                           2         22,869.35                0.03
 73 -  84                           4         92,249.52                0.11
 85 -  96                           3        124,985.82                0.15
 97 - 108                           6        150,714.68                0.18
109 - 120                          32        981,595.07                1.18
121 - 132                           4        105,748.75                0.13
133 - 144                           9        290,502.55                0.35
145 - 156                           6        225,217.43                0.27
157 - 168                          10        358,901.85                0.43
169 - 180                         285     18,400,028.34               22.11
181 - 192                           2         72,662.82                0.09
193 - 204                           7        262,963.04                0.32
205 - 216                           4        203,412.12                0.24
229 - 240                          68      3,448,739.56                4.14
241 - 252                           5        224,233.74                0.27
253 - 264                           4        199,428.80                0.24
265 - 276                           1         50,142.91                0.06
289 - 300                          29      1,244,941.38                1.50
301 - 312                           2        335,547.55                0.40
313 - 324                           1        126,630.73                0.15
325 - 336                           5        694,950.95                0.83
337 - 348                           8        467,835.07                0.56
349 - 360                         755     54,761,738.66               65.79
361 - 372                           3        142,920.33                0.17
373 - 384                           1         30,499.83                0.04
409 - 420                           4         96,511.60                0.12
421 - 432                           1         22,962.75                0.03
--------------------------------------------------------------------------------
                                1,266     83,239,208.00              100.00



                                       25
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CURRENT MORTGAGE LOAN AMOUNTS

                                                                 % OF CUT-OFF DATE
                         NUMBER OF MORTGAGE   AGGREGATE UNPAID  AGGREGATE PRINCIPAL
         RANGE                LOANS          PRINCIPAL BALANCE        BALANCE
      0.01 -  25,000.00         374           3,304,956.91              3.97
 25,000.01 -  50,000.00         281          10,573,433.80             12.70
 50,000.01 -  75,000.00         232          14,257,777.78             17.13
 75,000.01 - 100,000.00         125          10,701,470.53             12.86
100,000.01 - 150,000.00         130          15,978,864.76             19.20
150,000.01 - 200,000.00          59          10,213,298.20             12.27
200,000.01 - 250,000.00          36           8,158,836.13              9.80
250,000.01 - 300,000.00          14           3,783,701.91              4.55
300,000.01 - 350,000.00           7           2,243,283.65              2.69
350,000.01 - 400,000.00           3           1,095,715.65              1.32
400,000.01 - 450,000.00           1             418,069.13              0.50
450,000.01 - 500,000.00           1             456,125.66              0.55
500,000.01 - 550,000.00           1             548,903.67              0.66
600,000.01 - 650,000.00           1             640,706.07              0.77
850,000.01 - 900,000.00           1             864,064.15              1.04
--------------------------------------------------------------------------------
                              1,266          83,239,208.00            100.00

COMBINED LOAN-TO-VALUE RATIO

                                                                 % OF CUT-OFF DATE
                         NUMBER OF MORTGAGE   AGGREGATE UNPAID   AGGREGATE PRINCIPAL
      RANGE                    LOANS         PRINCIPAL BALANCE        BALANCE
  0.001 -   5.000                  1             44,898.84             0.05
  5.001 -  10.000                  1             74,226.51             0.09
 10.001 -  15.000                  1             19,671.90             0.02
 20.001 -  25.000                  1             24,436.96             0.03
 25.001 -  30.000                  3             95,122.74             0.11
 30.001 -  35.000                  3            123,102.16             0.15
 35.001 -  40.000                  5            347,314.04             0.42
 40.001 -  45.000                  3            175,888.89             0.21
 45.001 -  50.000                 12            466,000.50             0.56
 50.001 -  55.000                 12          1,515,449.69             1.82
 55.001 -  60.000                 27          1,310,645.83             1.57
 60.001 -  65.000                 41          3,506,508.40             4.21
 65.001 -  70.000                 62          3,728,247.45             4.48
 70.001 -  75.000                105          9,857,237.80            11.84
 75.001 -  80.000                173         16,398,553.42            19.70
 80.001 -  85.000                113          9,731,152.36            11.69
 85.001 -  90.000                139         10,683,568.99            12.83
 90.001 -  95.000                 81          5,278,843.34             6.34
 95.001 - 100.000                376         14,984,614.94            18.00
100.001 - 105.000                 77          3,035,791.58             3.65
105.001 - 110.000                 15            882,508.06             1.06
110.001 - 115.000                  5            261,742.73             0.31
115.001 - 120.000                  6            389,712.96             0.47
120.001 - 125.000                  3            303,293.65             0.36
230.001 - 235.000                  1                674.26             0.00
--------------------------------------------------------------------------------
                               1,266         83,239,208.00           100.00



                                       26
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                     % OF CUT-OFF DATE
                            NUMBER OF MORTGAGE    AGGREGATE UNPAID  AGGREGATE PRINCIPAL
        STATE                     LOANS          PRINCIPAL BALANCE      BALANCE
Alabama                               17             701,780.36           0.84
Alaska                                 2              99,874.50           0.12
Arizona                               24             674,044.04           0.81
Arkansas                               6             105,490.66           0.13
California                            97          11,534,880.14          13.86
Colorado                               8             480,556.21           0.58
Connecticut                           12           1,236,792.65           1.49
Delaware                               3             184,230.42           0.22
District of Columbia                   1              63,207.67           0.08
Florida                              137           6,669,023.89           8.01
Georgia                               27           1,179,296.20           1.42
Hawaii                                 5             527,944.91           0.63
Idaho                                  1              52,052.20           0.06
Illinois                              26           1,814,031.52           2.18
Indiana                               32           1,875,039.07           2.25
Iowa                                   2              65,633.37           0.08
Kansas                                 4             224,381.42           0.27
Kentucky                              12             610,436.52           0.73
Louisiana                             16             450,443.15           0.54
Maine                                  1              59,017.83           0.07
Maryland                              21           2,003,080.28           2.41
Massachusetts                         16           1,571,843.46           1.89
Michigan                              78           4,788,844.39           5.75
Minnesota                              3             186,753.36           0.22
Mississippi                           12             119,623.67           0.14
Missouri                              17             864,846.36           1.04
Montana                                1              36,634.63           0.04
Nevada                                 7             558,412.92           0.67
New Hampshire                          4             242,547.66           0.29
New Jersey                            40           3,891,085.82           4.67
New Mexico                            10             422,940.97           0.51
New York                             126          18,132,553.39          21.78
North Carolina                        55           2,159,479.92           2.59
Ohio                                  48           2,786,863.01           3.35
Oklahoma                              14             554,378.23           0.67
Oregon                                10             828,999.28           1.00
Pennsylvania                         121           3,444,707.70           4.14
Puerto Rico                            2              65,973.48           0.08
Rhode Island                           1             123,015.71           0.15
South Carolina                        17           1,011,045.93           1.21
Tennessee                             36           1,184,695.52           1.42
Texas                                136           6,582,931.68           7.91
Utah                                   2              99,448.95           0.12
Virginia                              39           1,665,056.75           2.00
Washington                            13           1,162,747.69           1.40
West Virginia                          2              27,266.09           0.03
Wisconsin                              2             115,274.42           0.14
--------------------------------------------------------------------------------
                                   1,266          83,239,208.00         100.00




                                       27
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------



PROPERTY TYPE

                                                                % OF CUT-OFF DATE
                        NUMBER OF MORTGAGE   AGGREGATE UNPAID  AGGREGATE PRINCIPAL
    PROPERTY                  LOANS         PRINCIPAL BALANCE       BALANCE
2-Family                            63      7,102,194.73              8.53
3-Family                            11      1,583,872.95              1.90
4-Family                             7        557,121.60              0.67
Condo                               30      1,321,401.94              1.59
High Rise Condo                      2        145,261.36              0.17
Manufactured                        11        604,561.49              0.73
Mixed Use                            1        249,595.92              0.30
Mobile Home                         18        962,508.08              1.16
PUD                                 11      1,810,517.10              2.18
Single Family                    1,104     68,282,320.87             82.03
Townhouse                            8        619,851.96              0.74
--------------------------------------------------------------------------------
                                 1,266     83,239,208.00           100.00


OWNER OCCUPANCY

                                                              % OF CUT-OFF DATE
                        NUMBER OF MORTGAGE AGGREGATE UNPAID  AGGREGATE PRINCIPAL
     OWNER OCCUPANCY         LOANS         PRINCIPAL BALANCE      BALANCE
Investment                         111      5,806,552.89            6.98
Primary                          1,142     76,311,429.95           91.68
Secondary                           13      1,121,225.16            1.35
--------------------------------------------------------------------------------
                                 1,266     83,239,208.00          100.00


DOCUMENTATION LEVEL

                                                                 % OF CUT-OFF DATE
                         NUMBER OF MORTGAGE  AGGREGATE UNPAID   AGGREGATE PRINCIPAL
       DOCUMENTATION            LOANS       PRINCIPAL BALANCE         BALANCE
Alternative                         91      9,544,304.66               11.47
Full                               798     49,374,399.30               59.32
Limited                             40      3,944,937.11                4.74
Missing                             26      1,700,532.28                2.04
None                               211      9,122,232.44               10.96
Stated                              94      8,964,966.12               10.77
Streamlined                          6        587,836.09                0.71
--------------------------------------------------------------------------------
                                 1,266     83,239,208.00              100.00




                                       28
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


LOAN PURPOSE

                                                               % OF CUT-OFF DATE
                      NUMBER OF MORTGAGE   AGGREGATE UNPAID   AGGREGATE PRINCIPAL
     LOAN PURPOSE            LOANS        PRINCIPAL BALANCE        BALANCE
Cash Out                           373     32,296,246.14            38.80
Purchase                           793     42,125,540.82            50.61
Refinance                          100      8,817,421.04            10.59
--------------------------------------------------------------------------------
                                 1,266     83,239,208.00           100.00


STATUS LEVEL

                                                               % OF CUT-OFF DATE
                      NUMBER OF MORTGAGE   AGGREGATE UNPAID   AGGREGATE PRINCIPAL
      OTS STATUS             LOANS        PRINCIPAL BALANCE        BALANCE
30 Days Past Due                   123      6,774,668.65                8.14
60 Days Past Due                    54      3,811,861.43                4.58
Current                          1,025     68,258,869.55               82.00
Re-performing                       64      4,393,808.37                5.28
--------------------------------------------------------------------------------
                                 1,266     83,239,208.00              100.00




                                       29
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2


GROSS MORTGAGE INTEREST RATE

                                                               % OF CUT-OFF DATE
                       NUMBER OF MORTGAGE   AGGREGATE UNPAID  AGGREGATE PRINCIPAL
      RANGE                   LOANS        PRINCIPAL BALANCE        BALANCE
  6.001 -   6.500                  1         109,216.27              0.13
  6.501 -   7.000                  3         332,942.03              0.41
  7.001 -   7.500                  9       2,215,788.36              2.70
  7.501 -   8.000                 19       1,939,603.27              2.36
  8.001 -   8.250                  6       1,009,397.47              1.23
  8.251 -   8.500                  9       1,420,934.32              1.73
  8.501 -   8.750                 10       1,673,399.01              2.04
  8.751 -   9.000                 15       1,718,160.32              2.09
  9.001 -   9.250                 19       3,003,475.13              3.66
  9.251 -   9.500                 23       3,712,006.75              4.52
  9.501 -   9.750                 34       5,581,445.90              6.80
  9.751 -  10.000                 46       6,830,192.27              8.33
 10.001 -  10.250                 33       4,575,342.13              5.58
 10.251 -  10.500                 47       5,829,731.56              7.11
 10.501 -  10.750                 48       6,223,711.82              7.59
 10.751 -  11.000                 62       7,435,995.09              9.06
 11.001 -  11.250                 34       2,966,377.61              3.62
 11.251 -  11.500                 31       3,567,910.27              4.35
 11.501 -  11.750                 33       2,777,953.88              3.39
 11.751 -  12.000                 20       1,547,750.36              1.89
 12.001 -  12.250                 28       2,340,736.49              2.85
 12.251 -  12.500                 36       2,937,832.44              3.58
 12.501 -  12.750                 19       1,868,380.62              2.28
 12.751 -  13.000                 20       1,686,147.37              2.06
 13.001 -  13.250                 25       2,020,317.94              2.46
 13.251 -  13.500                 19       1,237,170.23              1.51
 13.501 -  13.750                 21       1,434,687.31              1.75
 13.751 -  14.000                 18       1,830,224.43              2.23
 14.001 -  14.250                 11         648,975.71              0.79
 14.251 -  14.500                 10         815,519.94              0.99
 14.501 -  14.750                  2         337,290.03              0.41
 14.751 -  15.000                  3         146,548.37              0.18
 15.001 -  15.250                  1          22,255.26              0.03
 15.251 -  15.500                  1          84,911.90              0.10
 16.001 -  16.250                  1          43,752.93              0.05
 16.251 -  16.500                  1         112,743.82              0.14
--------------------------------------------------------------------------------
                                 718      82,038,828.61            100.00





                                       30
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ORIGINAL TERM

                                                             % OF CUT-OFF DATE
                     NUMBER OF MORTGAGE   AGGREGATE UNPAID  AGGREGATE PRINCIPAL
         RANGE            LOANS          PRINCIPAL BALANCE        BALANCE
169 - 180                         17      1,193,963.22              1.46
229 - 240                          2        236,574.87              0.29
289 - 300                          3        274,395.49              0.33
349 - 360                        696     80,333,895.03             97.92
--------------------------------------------------------------------------------
                                 718     82,038,828.61            100.00


CURRENT MORTGAGE LOAN AMOUNTS

                                                              % OF CUT-OFF DATE
                     NUMBER OF MORTGAGE   AGGREGATE UNPAID   AGGREGATE PRINCIPAL
          RANGE           LOANS          PRINCIPAL BALANCE          BALANCE
      0.01 -  25,000.00           19         399,315.18               0.49
 25,000.01 -  50,000.00          104       4,207,455.64               5.13
 50,000.01 -  75,000.00          142       8,903,244.98              10.85
 75,000.01 - 100,000.00          138      11,987,447.37              14.61
100,000.01 - 150,000.00          159      19,068,872.26              23.24
150,000.01 - 200,000.00           72      12,291,029.12              14.98
200,000.01 - 250,000.00           34       7,694,293.34               9.38
250,000.01 - 300,000.00           20       5,486,126.44               6.69
300,000.01 - 350,000.00           12       3,788,920.83               4.62
350,000.01 - 400,000.00            4       1,457,007.97               1.78
400,000.01 - 450,000.00            6       2,605,423.79               3.18
450,000.01 - 500,000.00            5       2,385,394.71               2.91
500,000.01 - 550,000.00            1         509,275.35               0.62
600,000.01 - 650,000.00            2       1,255,021.63               1.53
--------------------------------------------------------------------------------
                                 718      82,038,828.61             100.00






                                       31
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


COMBINED LOAN-TO-VALUE RATIO

                                                             % OF CUT-OFF DATE
                      NUMBER OF MORTGAGE  AGGREGATE UNPAID  AGGREGATE PRINCIPAL
      RANGE                 LOANS        PRINCIPAL BALANCE         BALANCE
 15.001 -  20.000                  2          99,238.00              0.12
 20.001 -  25.000                  2          64,742.68              0.08
 25.001 -  30.000                  2         120,886.65              0.15
 30.001 -  35.000                  1          99,822.51              0.12
 35.001 -  40.000                  8         758,526.27              0.92
 40.001 -  45.000                  4         654,552.79              0.80
 45.001 -  50.000                  8         618,508.02              0.75
 50.001 -  55.000                  8         424,088.87              0.52
 55.001 -  60.000                 21       1,676,285.97              2.04
 60.001 -  65.000                 54       5,123,089.61              6.24
 65.001 -  70.000                 80       7,178,606.11              8.75
 70.001 -  75.000                 95      10,176,395.94             12.40
 75.001 -  80.000                158      17,812,105.08             21.71
 80.001 -  85.000                132      18,922,402.05             23.07
 85.001 -  90.000                 95      13,610,409.84             16.59
 90.001 -  95.000                 11       1,286,592.05              1.57
 95.001 - 100.000                 28       2,797,924.17              3.41
100.001 - 105.000                  5         261,209.80              0.32
105.001 - 110.000                  1          58,094.15              0.07
110.001 - 115.000                  1          32,795.68              0.04
115.001 - 120.000                  2         262,552.37              0.32
--------------------------------------------------------------------------------
                                 718      82,038,828.61            100.00






                                       32
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                             % OF CUT-OFF DATE
                       NUMBER OF MORTGAGE  AGGREGATE UNPAID AGGREGATE PRINCIPAL
         STATE               LOANS        PRINCIPAL BALANCE       BALANCE
Alabama                            2         155,873.04             0.19
Arizona                           14       1,401,104.35             1.71
Arkansas                           1          53,128.46             0.06
California                       147      25,308,014.33            30.85
Colorado                          38       4,510,006.14             5.50
Connecticut                       12       1,299,037.62             1.58
Delaware                           2         205,595.23             0.25
District of Columbia               1          81,416.81             0.10
Florida                           33       2,967,129.58             3.62
Georgia                           12       1,423,683.07             1.74
Hawaii                             1          55,193.49             0.07
Idaho                              4         548,433.85             0.67
Illinois                          42       4,810,730.06             5.86
Indiana                           15         775,769.52             0.95
Iowa                               4         174,154.01             0.21
Kansas                             3         178,987.08             0.22
Kentucky                           6         404,277.91             0.49
Louisiana                          7         301,740.02             0.37
Maine                              3         194,407.40             0.24
Maryland                           8         968,083.84             1.18
Massachusetts                     28       2,996,878.18             3.65
Michigan                          53       4,299,390.37             5.24
Minnesota                         17       1,824,516.78             2.22
Missouri                          12         905,373.11             1.10
Montana                            3         320,222.87             0.39
Nebraska                           3         215,164.37             0.26
Nevada                            11       2,091,065.90             2.55
New Hampshire                      3         321,965.85             0.39
New Jersey                        34       3,449,659.75             4.20
New Mexico                         2         166,644.35             0.20
New York                          18       3,372,913.01             4.11
North Carolina                    23       1,434,024.37             1.75
Ohio                              37       2,574,589.20             3.14
Oklahoma                           5         349,281.38             0.43
Oregon                             7         576,232.25             0.70
Pennsylvania                      16       1,706,425.08             2.08
Rhode Island                       3         236,311.84             0.29
South Carolina                     4         278,521.29             0.34
Tennessee                         11       1,231,273.63             1.50
Texas                             36       3,562,983.64             4.34
Utah                              15       1,829,713.21             2.23
Virginia                           4         643,242.83             0.78
Washington                        10       1,323,359.79             1.61
Wisconsin                          7         410,075.70             0.50
Wyoming                            1         102,234.05             0.12
--------------------------------------------------------------------------------
                                 718      82,038,828.61           100.00





                                       33
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PROPERTY TYPE

                                                                % OF CUT-OFF DATE
                      NUMBER OF MORTGAGE   AGGREGATE UNPAID    AGGREGATE PRINCIPAL
     PROPERTY              LOANS          PRINCIPAL BALANCE         BALANCE
2-Family                          12       1,474,423.94               1.80
3-Family                           7         889,947.18               1.08
4-Family                           4         449,276.62               0.55
Condo                             20       2,486,844.47               3.03
Low Rise Condo                     1          95,018.26               0.12
Manufactured                      11         706,580.10               0.86
Mobile Home                       15       1,162,104.10               1.42
Multi-Family (5+)                  1         112,387.06               0.14
PUD                               26       3,894,947.32               4.75
Single Family                    617      70,443,213.50              85.87
Townhouse                          4         324,086.06               0.40
--------------------------------------------------------------------------------
                                 718      82,038,828.61             100.00


OWNER OCCUPANCY

                                                               % OF CUT-OFF DATE
                      NUMBER OF MORTGAGE   AGGREGATE UNPAID   AGGREGATE PRINCIPAL
     OWNER OCCUPANCY         LOANS        PRINCIPAL BALANCE         BALANCE
Investment                        64       4,432,022.59               5.40
Primary                          651      77,025,815.49              93.89
Secondary                          3         580,990.53               0.71
--------------------------------------------------------------------------------
                                 718      82,038,828.61             100.00


DOCUMENTATION LEVEL

                                                               % OF CUT-OFF DATE
                     NUMBER OF MORTGAGE    AGGREGATE UNPAID   AGGREGATE PRINCIPAL
       DOCUMENTATION      LOANS           PRINCIPAL BALANCE        BALANCE
Alternative                       28       2,996,353.94              3.65
Full                             486      55,979,136.53             68.23
Limited                           34       4,120,622.94              5.02
Missing                            7         733,450.90              0.89
Stated                           154      16,972,183.06             20.69
Streamlined                        9       1,237,081.24              1.51
--------------------------------------------------------------------------------
                                 718      82,038,828.61            100.00






                                       34
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


LOAN PURPOSE

                                                               % OF CUT-OFF DATE
                        NUMBER OF MORTGAGE  AGGREGATE UNPAID  AGGREGATE PRINCIPAL
      LOAN PURPOSE            LOANS        PRINCIPAL BALANCE        BALANCE
Cash Out                         381      44,090,628.54              53.74
Purchase                         262      28,517,946.96              34.76
Refinance                         75       9,430,253.11              11.49
--------------------------------------------------------------------------------
                                 718      82,038,828.61             100.00


GROSS MARGIN

                                                             % OF CUT-OFF DATE
                    NUMBER OF MORTGAGE   AGGREGATE UNPAID   AGGREGATE PRINCIPAL
       RANGE              LOANS         PRINCIPAL BALANCE          BALANCE
  1.001 -    2.000                16       1,046,492.38              1.28
  2.001 -    3.000                33       4,914,767.27              5.99
  3.001 -    4.000                10         856,293.88              1.04
  4.001 -    5.000                34       3,701,872.38              4.51
  5.001 -    6.000               159      20,814,470.21             25.37
  6.001 -    7.000               392      44,835,666.57             54.65
  7.001 -    8.000                54       4,529,623.54              5.52
  8.001 -    9.000                13         859,124.92              1.05
  9.001 -  10.000                  7         480,517.46              0.59
--------------------------------------------------------------------------------
                                 718      82,038,828.61            100.00


PERIODIC INTEREST CAP

                                                               % OF CUT-OFF DATE
                      NUMBER OF MORTGAGE  AGGREGATE UNPAID    AGGREGATE PRINCIPAL
        INTEREST CAP        LOANS        PRINCIPAL BALANCE          BALANCE
0.00000000                         1         105,352.14               0.13
1.00000000                       353      36,273,674.87              44.22
1.50000000                       337      40,902,257.62              49.86
2.00000000                        27       4,757,543.98               5.80
--------------------------------------------------------------------------------
                                 718      82,038,828.61             100.00



INITIAL INTEREST CAP

                                                                % OF CUT-OFF DATE
                      NUMBER OF MORTGAGE   AGGREGATE UNPAID    AGGREGATE PRINCIPAL
      INTEREST CAP           LOANS        PRINCIPAL BALANCE          BALANCE
0.000                              3         229,908.87                0.28
1.000                            208      22,802,630.48               27.79
1.400                              1          80,678.09                0.10
1.500                            318      40,287,460.13               49.11
2.000                             27       3,035,009.17                3.70
3.000                            160      15,159,576.33               18.48
6.000                              1         443,565.54                0.54
--------------------------------------------------------------------------------
                                 718      82,038,828.61              100.00





                                       35
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


LIFE FLOOR

                                                               % OF CUT-OFF DATE
                       NUMBER OF MORTGAGE   AGGREGATE UNPAID  AGGREGATE PRINCIPAL
       RANGE                  LOANS        PRINCIPAL BALANCE        BALANCE
 Life Floor = 0.000              168      21,172,646.00              25.81
  0.00 -   0.50                    9         599,924.93               0.73
  0.50 -   1.00                    3         269,454.59               0.33
  1.00 -   1.50                    4         268,044.43               0.33
  1.50 -   2.00                    4         367,377.60               0.45
  2.00 -   2.50                    2         199,898.43               0.24
  2.50 -   3.00                    2         116,259.63               0.14
  3.00 -   3.50                    1          32,795.68               0.04
  7.00 -   7.50                    3         774,361.23               0.94
  7.50 -   8.00                    1          92,635.27               0.11
  8.00 -   8.50                   12       2,195,315.98               2.68
  8.50 -   9.00                   24       3,282,780.66               4.00
  9.00 -   9.50                   31       4,964,115.96               6.05
  9.50 -  10.00                   70       9,574,165.62              11.67
 10.00 -  10.50                   82       9,798,011.29              11.94
 10.50 -  11.00                  100      11,652,608.69              14.20
 11.00 -  11.50                   63       5,610,534.84               6.84
 11.50 -  12.00                   47       3,638,186.43               4.43
 12.00 -  12.50                   42       3,464,370.22               4.22
 12.50 -  13.00                   19       1,383,985.50               1.69
 13.00 -  13.50                   17       1,269,795.93               1.55
 13.50 -  14.00                    6         618,414.75               0.75
 14.00 -  14.50                    7         650,779.36               0.79
 14.50 -  15.00                    1          42,365.59               0.05
--------------------------------------------------------------------------------
                                 718      82,038,828.61             100.00






                                       36
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


LIFE CAP

                                                               % OF CUT-OFF DATE
                       NUMBER OF MORTGAGE   AGGREGATE UNPAID  AGGREGATE PRINCIPAL
       RANGE                  LOANS        PRINCIPAL BALANCE         BALANCE
  9.501 -  10.000                  2         139,214.37                0.17
 10.001 -  10.500                  9         599,924.93                0.73
 10.501 -  11.000                  2         189,652.78                0.23
 11.001 -  11.500                  5         321,289.35                0.39
 11.501 -  12.000                  8         914,162.11                1.11
 12.001 -  12.500                  7       1,165,669.75                1.42
 12.501 -  13.000                  5         446,179.58                0.54
 13.001 -  13.500                  5       1,045,656.81                1.27
 13.501 -  14.000                  8       1,377,318.77                1.68
 14.001 -  14.500                 11       2,101,349.85                2.56
 14.501 -  15.000                 18       2,405,401.78                2.93
 15.001 -  15.500                 21       3,100,196.35                3.78
 15.501 -  16.000                 52       6,701,627.05                8.17
 16.001 -  16.500                 62       8,301,780.69               10.12
 16.501 -  17.000                108      14,583,288.80               17.78
 17.001 -  17.500                106      11,396,690.60               13.89
 17.501 -  18.000                107      11,606,504.54               14.15
 18.001 -  18.500                 68       5,589,983.61                6.81
 18.501 -  19.000                 37       3,777,098.68                4.60
 19.001 -  19.500                 35       2,786,077.66                3.40
 19.501 -  20.000                 15       1,144,066.01                1.39
 20.001 -  20.500                 12         824,647.47                1.01
 20.501 -  21.000                  7       1,137,377.14                1.39
 21.001 -  21.500                  8         383,669.93                0.47
--------------------------------------------------------------------------------
                                 718      82,038,828.61              100.00


STATUS LEVEL

                                                              % OF CUT-OFF DATE
                      NUMBER OF MORTGAGE   AGGREGATE UNPAID  AGGREGATE PRINCIPAL
      OTS STATUS           LOANS          PRINCIPAL BALANCE        BALANCE
30 Days Past Due                  60       7,418,983.51               9.04
60 Days Past Due                  18       2,037,097.81               2.48
Current                          615      70,174,312.12              85.54
Re-performing                     25       2,408,435.17               2.94
--------------------------------------------------------------------------------
                                 718      82,038,828.61             100.00







                                       37
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


BOND SUMMARY (TO CALL)
----------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

A-1F (TO CALL)
-----------------------------------------------------------------------------------------------------------------
                             0% Base       50% Base       80% Base      100% BASE     120% Base      150% Base
-----------------------------------------------------------------------------------------------------------------
Average Life                   8.44          1.96           1.26          1.01           0.83          0.65
Modified Duration              5.77          1.72           1.15          0.93           0.77          0.61
First Payment                 12 / 00       12 / 00        12 / 00       12 / 00        12 / 00       12 / 00
Last Payment                  4 / 13         3 / 05        9 / 03         2 / 03        10 / 02        5 / 02

A-2F (TO CALL)
-----------------------------------------------------------------------------------------------------------------
                             0% Base       50% Base       80% Base      100% BASE     120% Base      150% Base
-----------------------------------------------------------------------------------------------------------------
Average Life                  15.62          7.32           4.97          3.96           3.10          2.04
Modified Duration              8.81          5.35           3.95          3.25           2.62          1.82
First Payment                 4 / 13         3 / 05        9 / 03         2 / 03        10 / 02        5 / 02
Last Payment                  3 / 20         3 / 12        10 / 08        7 / 07        10 / 06        9 / 03

A-1A (TO CALL)
-----------------------------------------------------------------------------------------------------------------
                             0% Base       50% Base       80% Base      100% BASE     120% Base      150% Base
-----------------------------------------------------------------------------------------------------------------
Average Life                  20.70          5.23           3.32          2.52           1.93          1.25
Modified Duration             10.19          3.76           2.61          2.07           1.64          1.12
First Payment                 12 / 00       12 / 00        12 / 00       12 / 00        12 / 00       12 / 00
Last Payment                  5 / 28         4 / 14        5 / 10         5 / 08        1 / 07         8 / 05

M-1 (TO CALL)
-----------------------------------------------------------------------------------------------------------------
                             0% Base       50% Base       80% Base      100% BASE     120% Base      150% Base
-----------------------------------------------------------------------------------------------------------------
Average Life                  24.61          9.08           6.00          4.99           4.59          4.62
Modified Duration             10.34          6.03           4.46          3.89           3.68          3.72
First Payment                 11 / 20        6 / 05        1 / 04         4 / 04        7 / 04         2 / 05
Last Payment                  5 / 28         4 / 14        5 / 10         5 / 08        1 / 07         8 / 05






                                       38
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


BOND SUMMARY (TO CALL)

M-2 (TO CALL)
-----------------------------------------------------------------------------------------------------------------
                             0% Base       50% Base       80% Base      100% BASE     120% Base      150% Base
-----------------------------------------------------------------------------------------------------------------
Average Life                  24.61          9.08           5.99          4.89           4.31          4.02
Modified Duration              9.81          5.86           4.36          3.76           3.42          3.26
First Payment                 11 / 20        6 / 05        12 / 03        2 / 04        3 / 04         6 / 04
Last Payment                  5 / 28         4 / 14        5 / 10         5 / 08        1 / 07         8 / 05

B-1 (TO CALL)
-----------------------------------------------------------------------------------------------------------------
                             0% Base       50% Base       80% Base      100% BASE     120% Base      150% Base
-----------------------------------------------------------------------------------------------------------------
Average Life                  24.61          9.08           5.98          4.85           4.20          3.72
Modified Duration              9.57          5.79           4.31          3.70           3.32          3.03
First Payment                 11 / 20        6 / 05        12 / 03       12 / 03        1 / 04         2 / 04
Last Payment                  5 / 28         4 / 14        5 / 10         5 / 08        1 / 07         8 / 05

B-2 (TO CALL)
-----------------------------------------------------------------------------------------------------------------
                             0% Base       50% Base       80% Base      100% BASE     120% Base      150% Base
-----------------------------------------------------------------------------------------------------------------
Average Life                  24.57          9.00           5.90          4.76           4.10          3.56
Modified Duration              9.57          5.76           4.27          3.65           3.26          2.91
First Payment                 11 / 20        6 / 05        12 / 03       12 / 03        12 / 03        1 / 04
Last Payment                  5 / 28         4 / 14        5 / 10         5 / 08        1 / 07         8 / 05






                                       39
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


BOND SUMMARY (TO MATURITY)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

A-1F (TO MATURITY)
---------------------------------------------------------------------------------------------------------------
                           0% Base       50% Base      80% Base      100% BASE      120% Base     150% Base
---------------------------------------------------------------------------------------------------------------
Average Life                 8.44          1.96          1.26           1.01          0.83           0.65
Modified Duration            5.77          1.72          1.15           0.93          0.77           0.61
First Payment               12 / 00       12 / 00       12 / 00        12 / 00       12 / 00        12 / 00
Last Payment                4 / 13         3 / 05        9 / 03        2 / 03        10 / 02        5 / 02

A-2F (TO MATURITY)
---------------------------------------------------------------------------------------------------------------
                           0% Base       50% Base      80% Base      100% BASE      120% Base     150% Base
---------------------------------------------------------------------------------------------------------------
Average Life                15.62          7.32          4.97           3.96          3.10           2.04
Modified Duration            8.81          5.35          3.95           3.25          2.62           1.82
First Payment               4 / 13         3 / 05        9 / 03        2 / 03        10 / 02        5 / 02
Last Payment                3 / 20         3 / 12       10 / 08        7 / 07        10 / 06        9 / 03

---------------------------------------------------------------------------------------------------------------
A-1A (TO MATURITY)         0% Base       50% Base      80% Base      100% BASE      120% Base     150% Base
---------------------------------------------------------------------------------------------------------------
Average Life                20.80          5.84          3.79           2.95          2.31           1.50
Modified Duration           10.20          3.95          2.81           2.28          1.85           1.27
First Payment               12 / 00       12 / 00       12 / 00        12 / 00       12 / 00        12 / 00
Last Payment                2 / 30        12 / 26        2 / 22        1 / 19         8 / 16        9 / 13

M-1 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------
                           0% Base       50% Base      80% Base      100% BASE      120% Base     150% Base
---------------------------------------------------------------------------------------------------------------
Average Life                24.37          9.95          6.64           5.58          5.13           5.53
Modified Duration           10.36          6.26          4.70           4.16          3.95           4.26
First Payment               11 / 20        6 / 05        1 / 04        4 / 04         7 / 04        2 / 05
Last Payment                12 / 29       11 / 23        2 / 18        4 / 15         4 / 13        12 / 10






                                       40
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------


BOND SUMMARY (TO MATURITY)

M-2 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------
                           0% Base       50% Base      80% Base      100% BASE      120% Base     150% Base
---------------------------------------------------------------------------------------------------------------
Average Life                24.75          9.85          6.53           5.42          4.77           4.39
Modified Duration            9.83          6.06          4.56           3.99          3.65           3.47
First Payment               11 / 20        6 / 05       12 / 03        2 / 04         3 / 04        6 / 04
Last Payment                9 / 29        12 / 21        2 / 16        5 / 13        11 / 11        7 / 09

B-1 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------
                           0% Base       50% Base      80% Base      100% BASE      120% Base     150% Base
---------------------------------------------------------------------------------------------------------------
Average Life                24.71          9.60          6.35           5.20          4.49           3.96
Modified Duration            9.58          5.92          4.45           3.85          3.47           3.17
First Payment               11 / 20        6 / 05       12 / 03        12 / 03        1 / 04        2 / 04
Last Payment                4 / 29         4 / 19        8 / 13        11 / 11       12 / 09        1 / 08

B-2 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------
                           0% Base       50% Base      80% Base      100% BASE      120% Base     150% Base
---------------------------------------------------------------------------------------------------------------
Average Life                24.59          9.08          5.95           4.81          4.15           3.59
Modified Duration            9.57          5.78          4.29           3.67          3.28           2.93
First Payment               11 / 20        6 / 05       12 / 03        12 / 03       12 / 03        1 / 04
Last Payment                9 / 28        11 / 15        6 / 11        5 / 09        11 / 07        4 / 06





                                       41
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. These structural Computational Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.

C-BASS
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
$162,386,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                           MAXIMUM GROUP 2 NET COUPON

------------------------------------------
                              Maximum
              Collateral        Net
   Period        Date         Coupon*
------------------------------------------
      1        12/25/00        9.56
      2         1/25/01        9.56
      3         2/25/01        9.56
      4         3/25/01        9.56
      5         4/25/01        9.63
      6         5/25/01        9.63
      7         6/25/01        9.63
      8         7/25/01        9.63
      9         8/25/01        9.63
     10         9/25/01        9.64
     11        10/25/01        9.71
     12        11/25/01        9.71
     13        12/25/01        9.71
     14         1/25/02        9.71
     15         2/25/02        9.71
     16         3/25/02        9.71
     17         4/25/02        9.89
     18         5/25/02        9.89
     19         6/25/02        9.90
     20         7/25/02        9.90
     21         8/25/02        10.10
     22         9/25/02        10.10
     23        10/25/02        10.20
     24        11/25/02        10.20
     25        12/25/02        10.20
     26         1/25/03        10.20
     27         2/25/03        10.28
     28         3/25/03        10.27
     29         4/25/03        10.30
     30         5/25/03        10.29
     31         6/25/03        10.29
     32         7/25/03        10.28
     33         8/25/03        10.33
     34         9/25/03        10.33
     35        10/25/03        10.33
     36        11/25/03        10.33
------------------------------------------

* MAXIMUM NET COUPON is calculated using 6-Month LIBOR = 6.60%, 1-Year CMT = 5.93%, and 3-Year CMT =5.55%





                                       42
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immediately.  These structural  Computational  Materials supersedes any previous structural Computational Materials and will be superseded by the structural information in the Prospectus Supplement.